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                                                                    EXHIBIT 25.1
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           [_]


                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                           Lyondell Chemical Company
              (Exact name of obligor as specified in its charter)

Delaware                                       95-4160558
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        ARCO Chemical Technology, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                       94-2400836
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        ARCO Chemical Technology, L.P.
              (Exact name of obligor as specified in its charter)


Delaware                                       54-1613415
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)
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                       Lyondell Chemical Nederland, Ltd.
              (Exact name of obligor as specified in its charter)


Delaware                                       51-0110124
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


One Houston Center, Suite 700
1221 McKinney Street
Houston, Texas                                 77010
(Address of principal executive offices)       (Zip code)

                                 _____________

                        Senior Secured Debt Securities
                      (Title of the indenture securities)

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                                      -2-
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1.        General information. Furnish the following information as to the
Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

----------------------------------------------------------------------------------
        Name             Address
----------------------------------------------------------------------------------

    Superintendent of Banks of the State of    2 Rector Street, New York,
    New York                                   N.Y. 10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                               N.Y. 10045

    Federal Deposit Insurance Corporation      Washington, D.C. 20429

    New York Clearing House Association        New York, New York 10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       3
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                                   SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of June, 2002.


                                  THE BANK OF NEW YORK


                                  By:       /s/ MING SHIANG
                                      ---------------------------------------
                                     Name:      MING SHIANG
                                     Title:     VICE PRESIDENT

                                      -4-
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                                                                       EXHIBIT 7
                                                                       ---------

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                        Dollar Amounts
ASSETS                                                                                    In Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin...............................         $ 3,765,462
 Interest-bearing balances........................................................           3,835,061
Securities:
 Held-to-maturity securities......................................................           1,232,736
 Available-for-sale securities....................................................          10,522,833
Federal funds sold and Securities purchased under agreements to resell............           1,456,635
Loans and lease financing receivables:
 Loans and leases held for sale...................................................             801,505
 Loans and leases, net of unearned income.........................................          46,206,726
 LESS: Allowance for loan and lease losses........................................             607,115
 Loans and leases, net of unearned income and allowance...........................          35,249,695
Trading Assets....................................................................           8,132,696
Premises and fixed assets (including capitalized leases)..........................             898,980
Other real estate owned...........................................................                 911
Investments in unconsolidated subsidiaries and associated companies...............             220,609
Customers' liability to this bank on acceptances outstanding......................             574,020
Intangible assets.................................................................
 Goodwill.........................................................................           1,714,761
 Other intangible assets..........................................................              49,213
Other assets......................................................................           5,001,308
                                                                                           ===========

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
Total assets.........................................................................         $73,954,859
                                                                                              ===========
LIABILITIES
Deposits:
 In domestic offices.................................................................         $29,175,631
 Noninterest-bearing.................................................................          11,070,277
 Interest-bearing....................................................................          18,105,354
 In foreign offices, Edge and Agreement subsidiaries, and IBFs.......................          24,596,600
 Noninterest-bearing.................................................................             321,299
 Interest-bearing....................................................................          24,275,301
Federal funds purchased and securities sold under agreements to repurchase...........           1,922,197
Trading liabilities..................................................................           1,970,040
Other borrowed money:
 (includes mortgage indebtedness and obligations under capitalized leases)...........           1,577,518
Bank's liability on acceptances executed and outstanding.............................             575,362
Subordinated notes and debentures....................................................           1,940,000
Other liabilities....................................................................           5,317,831
                                                                                              -----------
Total liabilities....................................................................         $67,075,179
                                                                                              ===========
EQUITY CAPITAL
Common stock.........................................................................           1,135,284
Surplus..............................................................................           1,055,508
Retained earnings....................................................................           4,227,287
Accumulated other comprehensive income...............................................             (38,602)
Other equity capital components......................................................                   0
                                                                                              -----------
Total equity capital.................................................................           6,379,477
                                                                                              -----------
Total liabilities and equity capital.................................................         $73,954,859
                                                                                              ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                          Thomas J. Mastro,
                                      Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been
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prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi         ]
Gerald L. Hassell       ]               Directors
Alan R. Griffith        ]